                   DIRECTOR SHARES GRANT NOTICE AND AGREEMENT

     RenaissanceRe Holdings Ltd. (the "Company"), pursuant to the Amended and
Restated RenaissanceRe Holdings Ltd. Non-Employee Director Stock Plan, as
amended and restated effective June 1, 2002 (the "Plan"), hereby grants to
Holder the number of shares of the Director Shares set forth below. The Director
Shares are subject to all of the terms and conditions as set forth herein, as well as the terms and conditions of the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Grant Notice and Agreement (this "Grant Notice"), the Plan shall govern and control.

HOLDER:                            _________________________________________

DATE OF GRANT:                     _________________________________________

NUMBER OF SHARES OF
DIRECTOR SHARES:                   _________________________________________

VESTING SCHEDULE:                  Subject to the Holder's continued membership
                                   on the Board, the Director Shares shall vest
                                   and become exercisable as to one-third (1/3)
                                   of the shares on each of the first, second
                                   and third anniversaries of the Date of Grant.

TERMINATION OF MEMBERSHIP:         In the event the Holder's membership on the
                                   Board terminates for any reason, all Director
                                   Shares which are not vested as of the date of
                                   such termination shall be immediately
                                   forfeited; provided, however, that if such
                                   termination is by reason of the Holder's
                                   death or permanent disability, all Director
                                   Shares which have not vested as of the date
                                   of such termination shall become immediately
                                   vested.

ADDITIONAL TERMS:
                                   o    The Director Shares granted hereunder
                                        shall be registered in the Holder's name
                                        on the books of the Company, but the
                                        certificates evidencing such Director
                                        Shares shall be retained by the Company
                                        while the Director Shares remains
                                        unvested, and for such additional time
                                        as the Committee determines appropriate.

                                   o    This Grant Notice shall be construed and
                                        interpreted in accordance with the laws
                                        of Bermuda, without regard to the
                                        principles of conflicts of law thereof.

                  [Signatures to appear on the following page.]

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS GRANT NOTICE AND THE PLAN,
AND, AS AN EXPRESS CONDITION TO THE GRANT OF DIRECTOR SHARES HEREUNDER, AGREES
TO BE BOUND BY THE TERMS OF THIS GRANT NOTICE AND THE PLAN.

RENAISSANCERE HOLDINGS LTD.                HOLDER

By:
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           Signature                                Signature

Title:                                     Date:
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Date:
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